MML SERIES INVESTMENT FUND II
MML Strategic Emerging Markets Fund
Supplement dated March 24, 2025 to the
Summary Prospectus dated May 1, 2024
This supplement provides new and additional information beyond that contained in the Summary Prospectus. It should be retained and read in conjunction with the Summary Prospectus.
The Board of Trustees of the MML Series Investment Fund II has approved a Plan of Liquidation and Termination pursuant to which it is expected that the MML Strategic Emerging Markets Fund (the “Fund”) will be liquidated and dissolved. The variable products invested in the Fund are separately announcing fund substitutions pursuant to which shares attributable to underlying variable insurance contract holders are expected to be replaced with shares of certain replacement funds, as described in that separate announcement. Effective on or about April 28, 2025 (the “Termination Date”), any remaining shareholders of the Fund, following the fund substitutions, will receive a liquidating distribution equal to the net asset value of the shares they hold on the Termination Date.
Please note that prior to the Termination Date, the Fund may hold most or all of its assets in cash or cash equivalents and therefore may not be able to meet its investment objective.
Effective on and after April 25, 2025, the Fund will not be available for purchase by new investors.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SEM-24-01